Exhibit 10.1

AMENDMENT NO. 2
TO REVOLVING CREDIT AGREEMENT

     This Amendment No. 2 to Revolving Credit Agreement, dated as of May 30, 2003 (this “Amendment”), amends that certain Revolving Credit Agreement, dated as of May 22, 2002 (as amended, the “Credit Agreement”), among BARNES & NOBLE, INC., a Delaware corporation, (the “Borrower”), the lending institutions listed on Schedule 1 to the Credit Agreement (the “Banks”), Fleet National Bank, as administrative agent for itself and each other Bank (in such capacity, the “Administrative Agent”), ING Capital LLC, as documentation agent, Wachovia Bank, National Association, as syndication agent, and Fleet Securities, Inc. and First Union Securities, Inc. (d/b/a Wachovia Securities), as co-arrangers.

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Bank parties hereto are willing to agree to such amendments.

     NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment and fully intending to be legally bound hereby, the parties hereby agree as follows:

     1.     Capitalized Terms. Terms used in this Amendment which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

     2.     Amendments to Credit Agreement.

          2.1. Amendment of Section 1.1. The definition of “Executive Officer” contained in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Executive Officer. Any of the Chief Executive Officer, President, any Financial Officer and any other officer having substantially the same authority and responsibility of any of the foregoing officers.”

          2.2. Amendment of Section 1.1. The following new definition is inserted immediately following the definition of “Fee Letter” contained in Section 1.1 of the Credit Agreement:

“Financial Officer. Any of the Treasurer, the Chief Financial Officer or the Executive Vice President of Finance or Corporate Finance of the Borrower, acting singly, on behalf of the Borrower and each other member of the Borrower Affiliated Group, or such other financial officer of the Borrower designated from time to time in writing by the Borrower and approved by the Administrative Agent in its discretion.”

          2.3. Amendment of References to Chief Financial Officer. Each reference in the Credit Agreement or any other Loan Document to “Chief Financial Officer” or “chief financial officer” shall be deemed to be a reference to “Financial Officer”.

     3.     Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) on the first date when the Administrative Agent shall have received counterparts hereof signed by the Required Banks, all of the Guarantors and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received in form satisfactory to it a telecopy or other written confirmation from such party of execution of a counterpart hereof by such party).

     Promptly after the Amendment Effective Date occurs, the Administrative Agent shall notify the Borrower and the Banks thereof, and such notice shall be conclusive and binding on all parties hereto.

     4. Ratification; Miscellaneous. Except as amended hereby, all other provisions, terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. Each of the representations and warranties made by the Borrower or any other member of the Borrower Affiliated Group in any of the Loan Documents was true and correct when made and is true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default exists on the date hereof. This Amendment shall not be deemed a waiver of any defaults that may exist under any of the Loan Documents. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York without giving effect to the conflict of law principles thereof.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Revolving Credit Agreement as of this 30th day of May, 2003.

BARNES & NOBLE, INC., Borrower

By:	/s/ John C. Weisenseel

	Name:	John C. Weisenseel
	Title:	Vice President & Treasurer

FLEET NATIONAL BANK,
as a Bank and as Administrative Agent

By:	/s/ Alexis Griffin

	Name:	Alexis Griffin
	Title:	Vice President

ING CAPITAL LLC, as a Bank and as Documentation Agent

By:	/s/ William B. Redmond

	Name:	William B. Redmond
	Title:	Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Bank and as Syndication Agent

By:	/s/ William F. Fox

	Name:	William F. Fox
	Title:	Vice President

(Signatures continued on next page)

CITICORP USA, INC., as a Bank

By:	/s/ Charles C. Philipp

	Name:	Charles C. Philipp
	Title:	Vice President

SUNTRUST BANK, as a Bank

By:	/s/ Heidi M. Khambatta

	Name:	Heidi M. Khambatta
	Title:	Vice President

THE BANK OF NEW YORK, as a Bank

By:	/s/ Johna M. Fidanza

	Name:	Johna M. Fidanza
	Title:	Vice President

WELLS FARGO BANK NA, as a Bank

By:	/s/ Peter M. Angelica

	Name:	Peter M. Angelica
	Title:	Vice President

SOVEREIGN BANK, as a Bank

By:	/s/ Robert Cook

	Name:	Robert Cook
	Title:	Senior Vice President

(Signatures continued on next page)

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Temple Abney

	Name:	Temple Abney
	Title:	Vice President

FIFTH THIRD BANK, as a Bank

By:	/s/ Ann Pierson

	Name:	Ann Pierson
	Title:	Corporate Banking Officer

MELLON BANK, N.A. , as a Bank

By:	/s/ Mark F. Johnston

	Name:	Mark F. Johnston
	Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Thomas L. Bayer

	Name:	Thomas L. Bayer
	Title:	Vice President

FIRST HAWAIIAN BANK, as a Bank

By:	/s/ Charles L. Jenkins

	Name:	Charles L. Jenkins
	Title:	Vice President, Manager

(Signatures continued on next page)

HIBERNIA NATIONAL BANK, as a Bank

	By:	/s/ Laura K. Watts

		Name:	Laura K. Watts
		Title:	Vice President

Acknowledged and Agreed:

BARNES & NOBLE BOOKSELLERS, INC., Guarantor

	By:	/s/ John C. Weisenseel

		Name:	John C. Weisenseel
		Title:	Vice President and Treasurer
Hereunto Duly Authorized

B. DALTON BOOKSELLER, INC., Guarantor

	By:	/s/ John C. Weisenseel

		Name:	John C. Weisenseel
		Title:	Vice President and Treasurer
Hereunto Duly Authorized

DOUBLEDAY BOOK SHOPS, INC., Guarantor

	By:	/s/ John C. Weisenseel

		Name:	John C. Weisenseel
		Title:	Vice President and Treasurer
Hereunto Duly Authorized

B&N.COM HOLDING CORP., Guarantor

	By:	/s/ John C. Weisenseel

		Name:	John C. Weisenseel
		Title:	Vice President and Treasurer
Hereunto Duly Authorized

(Signatures continued on next page)

CCI HOLDINGS, INC., Guarantor

By:	/s/ John C. Weisenseel

	Name:	John C. Weisenseel
	Title:	Vice President and Treasurer Hereunto Duly Authorized

STERLING PUBLISHING CO., INC., Guarantor

By:	/s/ John C. Weisenseel

	Name:	John C. Weisenseel
	Title:	Vice President and Treasurer
Hereunto Duly Authorized

ALTAMONT PRESS, INC., Guarantor

By:	/s/ John C. Weisenseel

	Name:	John C. Weisenseel
	Title:	Vice President and Treasurer
Hereunto Duly Authorized